Exhibit 99.1

Horizon Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing October 12, 2020

New York, New York, October 9, 2020—Horizon Acquisition Corporation (NYSE: HZAC.U) (the “Company”) announced that, commencing October 12, 2020, holders of the units sold in the Company’s initial public offering of 54,398,433 units, completed on August 25, 2020, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “HZAC.U,” and the Class A ordinary shares and warrants that are separated will trade on the NYSE under the symbols “HZAC” and “HZAC WS,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC served as lead book-running manager for the offering. Deutsche Bank Securities Inc. and RBC Capital Markets, LLC served as book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on August 20, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from: Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, Telephone: 1-800-221-1037, email: usa.prospectus@credit-suisse.com; Deutsche Bank Securities Inc., Attn: Prospectus Department, 60 Wall Street, New York, New York 10005, Telephone: 1-800-503-4611, email: prospectus.cpdg@db.com; or RBC Capital Markets, LLC, Attention: Equity Syndicate, 200 Vesey Street, 8th Floor, New York, New York 10281, Telephone at 1-877-822-4089 or by email at equityprospectus@rbccm.com.

About Horizon Acquisition Corporation

Horizon Acquisition Corporation is a newly incorporated blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is sponsored by Horizon Sponsor, LLC, an affiliate of Eldridge Industries, LLC (“Eldridge”). The Company will be led by Todd Boehly, the Co-founder, Chairman and Chief Executive Officer of Eldridge and David Minella, the managing member of Minella Capital Management LLC. While the Company may pursue an initial business combination target in any industry, it currently intends to concentrate its search for a target business operating in the financial services industry, with a focus on differentiated financial services and financial services-adjacent platforms.

Contacts:

Nadia Damouni

646-818-9217

ndamouni@prosek.com

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.